UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2012 (January 9, 2012)

REGENERON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

New York	000-19034	13-3444607
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
Incorporation)

777 Old Saw Mill River Road, Tarrytown, New York 10591-6707
(Address of principal executive offices, including zip code)

(914) 347-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     On January 9, 2012, at the J.P. Morgan Healthcare Conference in San Francisco, California, Leonard S. Schleifer, M.D., Ph.D., President and Chief Executive Officer of Regeneron Pharmaceuticals, Inc., gave a corporate update entitled “Building a Biopharmaceutical Growth Company.” A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Presentation by Leonard S. Schleifer, M.D., Ph.D., President and Chief Executive Officer of Regeneron Pharmaceuticals, Inc., at the J.P. Morgan Healthcare Conference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2012	REGENERON PHARMACEUTICALS, INC.

	By:	/s/ Joseph J. LaRosa
Name: Joseph J. LaRosa
Title: Senior Vice President, General Counsel and
Secretary

Exhibit Index

Number	Description
99.1	Presentation by Leonard S. Schleifer, M.D., Ph.D., President and Chief Executive Officer of Regeneron Pharmaceuticals, Inc., at the J.P. Morgan Healthcare Conference.